                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 31, 2001
                   (Amendment to Form 8-K dated May 31, 2001)



                               DTE ENERGY COMPANY
             (Exact name of registrant as specified in its charter)





       STATE OF MICHIGAN                  1-11607            38-3217752
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)



                               DTE Energy Company
                  2000 2nd Avenue, Detroit, Michigan 48226-1279
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (313) 235-4000



                                       N/A
          (Former name or former address, if changed since last report)





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Item 1.       Not Applicable.

Item 2.       Acquisition or Disposition of Assets.

              On May 31, 2001, DTE Energy Company, a Michigan corporation (the "Company"), and MCN Energy Group Inc., a Michigan corporation ("MCN"), completed the merger between the Company and MCN as contemplated by the Agreement and Plan of Merger, dated as of October 4, 1999 and as amended as of November 12, 1999 and as further amended as of February 28, 2001 (the "Amended Merger Agreement"), among DTE, MCN and DTE Enterprises, Inc., a Michigan corporation and wholly-owned subsidiary of DTE ("DTE Enterprises"). In accordance with the terms and subject to the conditions set forth in the Amended Merger Agreement, MCN merged with and into DTE Enterprises with DTE Enterprises as the surviving corporation (the "Merger"). As a result of the merger, MCN is now a wholly-owned subsidiary of DTE.

              At the time of the merger, each share of MCN common stock outstanding immediately prior to the Effective Time (as defined in the Amended Merger Agreement) was converted into the right to receive either (i) $24 in cash or (ii) 0.715 of a share of DTE common stock, subject to the proration and allocation and tax adjustment procedures set forth in the Amended Merger Agreement and further described in the Company's Registration Statement on Form S-4 dated April 9, 2001 (no. 333-89175).

              On May 30, 2001, DTE issued senior debt in an aggregate amount of $1,350,000,000. Substantially all of the net proceeds from this offering were used to fund the cash consideration for its merger with MCN.

              Prior to the Merger, MCN was an integrated energy company primarily involved in natural gas production, gathering, processing, transmission, storage and distribution and energy marketing. DTE and DTE Enterprises intend to continue to use the majority of the assets of MCN for the foregoing business purposes.

Items 3-6.    Not Applicable.

Items 7(a).   Financial Statements of Businesses Acquired.

              We incorporate by reference the documents filed with the SEC and listed below:




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              Audited consolidated financial statements of MCN, and the notes related thereto, included on pages 61 through 117 of MCN's Annual Report on Form 10-K for the year ended December 31, 2000, filed on March 15, 2001. (File No. 1-10070)

              Unaudited consolidated financial statements of MCN, and the notes related thereto, included on pages 20 through 43 of MCN's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, filed on May 14, 2001. (File No. 1-10070)

Item 7(b).    Pro Forma Financial Information.

              The following unaudited pro forma information reflects the historical combined condensed consolidated statements of income of DTE and MCN after accounting for the merger as a purchase business combination. Accordingly, the following information should be read together with the historical consolidated financial statements and the related notes thereto, of both DTE and MCN. The unaudited pro forma combined condensed consolidated statements of income assume the merger became effective as of the beginning of the periods presented.

              The following unaudited pro forma information does not include a combined condensed consolidated balance sheet since the merger is reflected in DTE's consolidated financial statements on Form 10-Q for the quarter ended June 30, 2001, filed on August 14, 2001.

              The information presented below is not necessarily indicative of the results of operations that might have occurred had the merger actually closed on January 1, 2000. The information is not necessarily indicative of the future results of operations of DTE after the merger.

              The unaudited pro forma combined condensed consolidated statements of income do not reflect the non-recurring costs and expenses associated with integrating the operations of the two companies, nor any of the anticipated recurring expense savings arising from the integration.

              Allocations included in the pro forma statements are preliminary and may be revised up to one year from the date of merger due to fair value adjustments of assets and liabilities. Accordingly, the final value of the purchase price and its allocation may differ from the amounts shown in the unaudited pro forma combined condensed consolidated statements of income that follow.

              As of January 1, 2001, DTE and MCN adopted Statement of Financial Accounting Standards (SFAS) No. 133 Accounting for Derivative Instruments and Hedging Activities," as amended and interpreted.




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                  DTE ENERGY COMPANY AND MCN ENERGY GROUP INC.
    UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
      BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE AND EXTRAORDINARY ITEM
                         SIX MONTHS ENDED JUNE 30, 2001

                                                                     (1) (4)          (1) (4)        (2) (3) (5)

                                                                       DTE                            PRO FORMA       PRO FORMA
                                                                  (AS REPORTED)          MCN          ADJUSTMENT      COMBINED
                                                                 ---------------    -------------    ------------    ------------
                                                                                (MILLIONS, EXCEPT PER SHARE AMOUNTS)

Operating Revenues.............................................    $   3,632         $    1,544        $       -       $    5,176
                                                                   ----------        -----------       ----------      -----------

Operating Expenses
     Fuel, purchased power and gas.............................        1,856              1,241               (7)(e)        3,090
     Operation and maintenance.................................          854                176                4 (c)        1,034
     Depreciation, depletion and amortization..................          372                 57               18 (a)          447
     Taxes other than income...................................          158                 31                -              189
     Restructuring charge......................................          236                  -                -              236
     (Gains) loss from sales of assets and tax credits.........            -               (128)             128 (d)            -
                                                                   ----------        -----------       ----------      -----------
                       Total Operating Expenses................        3,476              1,377              143            4,996

Operating Income...............................................          156                167             (143)             180

Interest Expense and Other
     Interest expense..........................................          195                 49               41 (b)          285
     Preferred stock dividends of subsidiary...................            2                 10                -               12
     Other - net...............................................           (6)                (2)              (3)(d)          (11)
                                                                   ----------        -----------       ----------      -----------
                       Total Interest Expense and Other........          191                 57               38              286

Income (Loss) Before Income Taxes..............................          (35)               110             (181)            (106)

Income Taxes (Benefit).........................................          (83)                45              (57)(f)          (95)
                                                                   ----------        -----------       ----------      -----------

Income (Loss) Before Cumulative Effect of Accounting Change....    $      48         $       65        $    (124)      $      (11)
                                                                   ==========        ===========       ==========      ===========

Average Common Shares Outstanding
     Basic.....................................................          144                                                  168
                                                                   ==========                                          ===========
     Diluted...................................................          144                                                  168
                                                                   ==========                                          ===========

Earnings (Loss) per Common Share Before
    Accounting Change
     Basic.....................................................    $    0.34                                           $    (0.07)
                                                                   ==========                                          ===========
     Diluted...................................................    $    0.34                                           $    (0.07)
                                                                   ==========                                          ===========




See "Notes to Unaudited Pro Forma Combined Condensed Consolidated Statements of Income" on page 6.





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                  DTE ENERGY COMPANY AND MCN ENERGY GROUP INC.
    UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2000




                                                                        (1)              (1)          (2) (3) (5)
                                                                        DTE              MCN           PRO FORMA       PRO FORMA
                                                                   (AS REPORTED)     (AS REPORTED)     ADJUSTMENT       COMBINED
                                                                  ---------------    -------------    ------------    ------------
                                                                                   (MILLIONS, EXCEPT PER SHARE AMOUNTS)

Operating Revenues                                                 $   5,597        $     2,791        $       -       $    8,388
                                                                   ----------        -----------       ----------      -----------

Operating Expenses
     Fuel, purchased power and gas............................         2,233              2,022              (16)(e)        4,239
     Operation and maintenance                                         1,480                370                7 (c)        1,857
     Depreciation, depletion and amortization.................           758                138               43 (a)          939
     Taxes other than income..................................           296                 71                -              367
     Property write-downs and restructuring charges...........             -                 10                -               10
     Gains from sales of assets and tax credits...............             -                (17)               -              (17)
                                                                   ----------        -----------       ----------      -----------
                         Total Operating Expenses.............         4,767              2,594               34            7,395

Operating Income                                                         830                197              (34)             993

Interest Expense and Other
     Interest expense.........................................           336                123               99 (b)          558
     Preferred stock dividends of subsidiary..................             -                 28                -               28
     Joint Venture Loss (Income)..............................            26               (100)              80 (d)            6
     Other - net..............................................            (9)               (18)               -              (27)
                                                                   ----------        -----------       ----------      -----------
                         Total Interest Expense and Other.....           353                 33              179              565

Income Before Income Taxes....................................           477                164             (213)             428

Income Taxes (Benefit)........................................             9                 55              (59) (f)           5
                                                                   ----------        -----------       ----------      -----------

Net Income....................................................     $     468         $      109        $    (154)      $      423
                                                                   ==========        ===========       ==========      ===========

Average Common Shares Outstanding
     Basic....................................................           143                 88                               172
                                                                   ==========        ===========                       ===========
     Diluted..................................................           143                 89                               172
                                                                   ==========        ===========                       ===========

Earnings per Common Share
     Basic....................................................     $    3.27         $     1.23                        $     2.46
                                                                   ==========        ===========                       ===========
     Diluted..................................................     $    3.27         $     1.22                        $     2.46
                                                                   ==========        ===========                       ===========





See "Notes to Unaudited Pro Forma Combined Condensed Consolidated Statements of Income" on page 6.



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                      NOTES TO UNAUDITED PRO FORMA COMBINED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME


1.   Certain revenues and expenses of DTE and MCN have been reclassified.

2. Routine sales and purchases between DTE and MCN are not material and have not been eliminated in the Unaudited Pro Forma Combined Condensed Consolidated Statements of Income.

3. DTE applies the provisions of Accounting Principles Board Opinion (APB) No. 25, Accounting for Stock Issued to Employees, for its incentive compensation plans. MCN applied the provisions of SFAS No. 123, Accounting for Stock-Based Compensation, for its incentive compensation plans. The impact of adjusting MCN's recorded compensation expense under SFAS No. 123 to the provisions of APB No. 25 is not material, and therefore, is not reflected in the pro forma adjustments.

4. MCN reflects results of operations of MCN for five months ended May 31, 2001. DTE (As Reported) includes results of operations for MCN for the month of June 2001.

5. The Unaudited Pro Forma Combined Condensed Consolidated Statements of Income are based on the following assumptions:

    (a) Reflects the amortization of purchase price in excess of the amounts assigned to identifiable assets and liabilities of MCN using the straight-line method over 40 years. In accordance with the adoption of SFAS No. 142, "Goodwill and Other Intangible Assets", on January 1, 2002, the amortization of goodwill will cease and goodwill will be tested for impairment on an annual basis.

    (b) Reflects the interest expense related to the issuance of $1.350 billion in long-term debt of DTE to finance the cash consideration of the merger. Interest expense is assumed at 7.37%, which includes the effect of the amortization of the merger debt hedges.

    (c) Reflects the elimination of net gain and transition adjustments related to pension and other post-retirement benefits.

    (d) Reflects adjustments to gains on MCN's sales of investments in joint ventures and other assets to reflect values that would have been assigned to such investments and assets in the allocation of the purchase price as of the beginning of the periods presented.



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     (e)      Reflects adjustments for storage and transport costs.

     (f) The estimated provision for income taxes related to the pro forma adjustments is based on the statutory federal income tax rate of 35%. Amortization of goodwill has not been tax affected.

Item 7(c).    Exhibits.

      (i)     Filed Herewith

15.1  Awareness letter of Deloitte & Touche LLP

23.1  Consent of Deloitte & Touche LLP, independent accountants.

      (ii)    Incorporated by reference

2.1 Amended and restated Agreement and Plan of Merger (Exhibit 2.1 to reg. no. 333-89175)



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




                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DTE ENERGY COMPANY



                            By:    /s/ DANIEL G. BRUDZYNSKI
                                  ----------------------------------
                                       Daniel G. Brudzynski
                                       Chief Accounting Officer,
                                       Vice President and Controller

Date: August 14, 2001



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                               INDEX TO EXHIBITS


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

  15.1    Awareness letter of Deloitte & Touche LLP

  23.1    Consent of Deloitte & Touche LLP, independent accountants